Exhibit 10.5

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT, dated as of January 24, 2011 (this “Agreement”) is made between (i) FairPoint Communications, Inc., a Delaware corporation (the “Company”), and (ii) Angelo, Gordon & Co., L.P. (“Angelo Gordon”), on behalf of and as investment manager of the Persons set forth on Schedule I hereto (together with Angelo Gordon, the “Ten Percent Holders”).  Capitalized terms used herein without definition shall have the meanings set forth in Section 10.

Pursuant to the Plan of Reorganization, as approved by the Bankruptcy Court, the Company has agreed to grant the Ten Percent Holders certain registration rights with respect to the Registrable Securities held by such Ten Percent Holders.

NOW, THEREFORE, the parties hereto agree as follows:

1.             Demand Registrations.

(a)           Requests for Registration.  At any time following the date that is one hundred eighty (180) days after the date hereof, the Required Holders may request in writing that the Company effect the registration of all or any part of the Registrable Securities held by such Required Holders (a “Registration Request”); provided, however, that each such Ten Percent Holder must confirm to the Company that such Ten Percent Holder (together with its affiliates) is the beneficial holder of an aggregate of at least 7.5% of the then outstanding Common Stock, and that such Ten Percent Holder (together with its affiliates) has beneficially held an aggregate of at least 7.5% of the then outstanding Common Stock, continuously since the date hereof.  (For purposes of this paragraph, and for Sections 1(c) and 9(b) and the definition of “Registrable Securities”, and without limiting whether other Persons may be affiliates, each of the Ten Percent Holders listed on Schedule I are deemed to be affiliates of each other.) Promptly after its receipt of any Registration Request, but in any event within five business days, the Company will give written notice of such request to all other Ten Percent Holders, and will use its reasonable best efforts to register, in accordance with the provisions of this Agreement, all Registrable Securities that have been requested to be registered by the Required Holders in the Registration Request or by any other Ten Percent Holders by written notice to the Company, which notice (i) is received within 30 days after the date the Company has given such Ten Percent Holders notice of the Registration Request and (ii) is accompanied by a statement confirming that such Ten Percent Holder (together with its affiliates) is the beneficial holder of an aggregate of at least 7.5% of the then outstanding Common Stock, and that such Ten Percent Holder (together with its affiliates) has beneficially held an aggregate of at least 7.5% of the then outstanding Common Stock, continuously since the date hereof.  The Company will pay all Registration Expenses incurred in connection with any registration pursuant to this Section 1, including with respect to any underwritten takedown from a Shelf Registration, whether or not such registration becomes effective.

(b)           Limitation on Demand Registrations.  The Company will not be obligated to effect more than two (2) registrations pursuant to Section 1(a) or underwritten takedowns under a Shelf Registration Statement pursuant to Section 1(c) (each, a “Demand Registration”); provided, however, that a request for registration will not count for the purposes of this limitation if (i) the Required Holders determine in good faith to withdraw (prior to the effective date of the Registration Statement relating to such request) the proposed registration, (ii) the Registration Statement relating to such request is not declared effective within the earlier of (x) 130 days of the receipt by the Company of the related Registration Request and (y) 90 days of the date such registration statement is first filed with the Commission, (iii) prior to the sale of all of the Registrable Securities included in the registration relating to such request, such registration is adversely affected by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason, (iv) any of the Registrable Securities requested by the Required Holders to be included in the registration are not so included pursuant to Section 1(f), (v) the conditions to closing specified in any underwriting agreement entered into in connection with the registration relating to such request are not satisfied (other than as a result of a material default or breach thereunder by the Required Holders), or (vi) the Company has breached any of its obligations hereunder with respect to such Demand Registration.  Notwithstanding the foregoing, the Company will pay all Registration Expenses in connection with any request for registration pursuant to Section 1(a) regardless of whether or not such request counts toward the limitations set forth in this paragraph.

(c)           Shelf Registration.  The Required Holders will be entitled to request the Company to file and thereafter use its reasonable efforts to continuously maintain a Registration Statement relating to the resale of any Registrable Securities pursuant to Rule 415 under the Securities Act (the “Shelf Registration Statement”), if and to the extent the Company is qualified to file a registration statement on Form S-3 (a “Shelf Registration”); provided, however, that each such Ten Percent Holder must confirm to the Company that such Ten Percent Holder (together with its affiliates) is the beneficial holder of an aggregate of at least 7.5% of the then outstanding Common Stock, and that such Ten Percent Holder (together with its affiliates) has beneficially held an aggregate of at least 7.5% of the then outstanding Common Stock, continuously since the date hereof.  Promptly after its receipt of a request to file the Shelf Registration Statement, but in any event within five business days, the Company will give written notice of such request to all other Ten Percent Holders, and will use its reasonable best efforts to register pursuant to the Shelf Registration Statement, in accordance with the provisions of this Agreement, all Registrable Securities that have been requested to be registered by the Required Holders in the Registration Request made pursuant to this Section 1(c) or by any other Ten Percent Holders by written notice to the Company, which notice (i) is received within 30 days after the date the Company has given such Ten Percent Holders notice of the Registration Request made pursuant to this Section 1(c) and (ii) is accompanied by a statement confirming that such Ten Percent Holder (together with its affiliates) is the beneficial holder of an aggregate of at least 7.5% of the then outstanding Common Stock, and that such Ten Percent Holder (together with its affiliates) has beneficially held an aggregate of at least 7.5% of the then outstanding Common Stock, continuously since the date hereof.  The Company will pay all Registration Expenses incurred in connection with a Shelf Registration Statement, whether or not such registration becomes effective.  A Registration Request made pursuant to this Section 1(c) will not count for the purposes of the limitation set forth in Section 1(b) until such time as an underwritten takedown is effected pursuant to the applicable Shelf Registration Statement and at least 50% of the Registrable Securities contemplated to be sold by the Ten Percent Holder pursuant to such underwritten offering have been sold pursuant to such offering.

(d)           Restrictions on Demand Registrations.  The Company may postpone for a reasonable period of time, not to exceed 60 days, the filing of a prospectus or the effectiveness of a Registration Statement for a Demand Registration or the use of a prospectus relating to a Shelf Registration Statement if the Company furnishes to the Ten Percent Holders covered by such prospectus or Registration Statement a certificate signed by the Chief Executive Officer, Chief Financial Officer or President of the Company stating that such officers, in their good faith judgment, have determined that any registration of Registrable Securities should not be made or continued because it would materially interfere with any bona fide and reasonably imminent material financing, acquisition, corporate reorganization or other transaction involving the Company; provided, however, that the Company may not effect such a postponement more than once in any 365 day period.  If the Company so postpones the filing of a prospectus or the effectiveness of a Registration Statement relating to a Demand Registration, the Required Holders will be entitled to withdraw the applicable Registration Request and, if such request is withdrawn, such Registration Request will not count for the purposes of the limitation set forth in Section 1(b).  The Company will pay all Registration Expenses incurred in connection with any such aborted registration or prospectus.

(e)           Selection of Underwriters.  If the Required Holders intend to distribute the Registrable Securities covered by their Registration Request by means of an underwritten offering, they will so advise the Company as a part of the Registration Request (or as part of a request for an underwritten takedown from a Shelf Registration), and the Company will include such information in the notice sent by the Company to the other Ten Percent Holders with respect to such Registration Request.  In such event, the Required Holders will have the right to select the investment banker(s) and manager(s) to administer the offering, which shall be reasonably satisfactory to the Company.  If the offering is underwritten, the right of any Ten Percent Holder to registration pursuant to this Section 1 will be conditioned upon such Ten Percent Holder’s participation in such underwriting and the inclusion of the Ten Percent Holder’s Registrable Securities that it wishes to sell in the underwriting (unless otherwise agreed by the Required Holders), and the Company and each such Ten Percent Holder, as applicable, will (together with the other Ten

Percent Holders distributing their securities through such underwriting) enter into an underwriting agreement, in a customary form satisfactory to the Required Holders, with the underwriter or underwriters selected for such underwriting.  If any Ten Percent Holder disapproves of the terms of the underwriting, such Ten Percent Holder may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Required Holders.

(f)            Priority on Demand Registrations.  The Company will not include in any underwritten registration pursuant to Sections 1(a) or 1(c) any securities that are not Registrable Securities without the prior written consent of the Required Holders.  If the managing underwriter advises the Company in writing that in its opinion the number of Registrable Securities (and, if permitted hereunder, other securities requested to be included in such offering) exceeds the number of securities that can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such offering only such number of securities that in the opinion of such underwriters can be sold without adversely affecting the marketability of the offering, which securities will be so included in the following order of priority: (i) first, Registrable Securities, pro rata among the respective Ten Percent Holders thereof on the basis of the aggregate number of Registrable Securities owned by each such Holder, and (ii) second, any other securities of the Company that have been requested to be so included.

(g)           Method of Distribution.  Any registration pursuant to this Section 1 shall be effected by means of a Registration Statement in accordance with the plan of distribution set forth therein and in the prospectus and prospectus supplement related thereto, as applicable.  The Registration Statement shall specify the types of sale or distribution transactions pursuant to which the Ten Percent Holders may from time to time sell Registrable Securities, which shall include, without limitation, sales to underwriters for resale to the public or to institutional investors, sales on stock exchanges or in the over-the-counter market (at prevailing market prices, at prices related to such prevailing market prices or at negotiated prices), block trades, purchases by a broker or dealer as principal and resale by that broker or dealer for its own account, ordinary broker’s transactions and transactions in which the broker solicits purchasers, privately negotiated transactions and such other methods of sale by the Ten Percent Holders as the Required Holders may (but shall not be required to) elect and specify in their Registration Request.

2.             Piggyback Registrations.

(a)           Right to Piggyback.  Whenever the Company proposes to register any of its securities, whether for the Company’s own account or for the account of any stockholders of the Company, other than, without limitation, pursuant to Section 1 (other than a registration on Form S-4 or a registration relating to (x) any employee stock options or other employee benefit plans or (y) the sale of debt or convertible debt instruments (“Exempted Securities”)), the Company shall give prompt written notice, but in any event within five business days, to all Ten Percent Holders of its intention to effect such a registration and shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein, which request is received within 30 days after the date of the Company’s notice (a “Piggyback Registration”).  Any Ten Percent Holder that has made such a written request may withdraw its Registrable Securities from such Piggyback Registration by giving written notice to the Company and the managing underwriter, if any, on or before the 30th day prior to the planned effective date of such Piggyback Registration.  The Company may terminate or withdraw any registration under this Section 2 prior to the effectiveness of such registration, whether or not any Ten Percent Holder has elected to include Registrable Securities in such registration, and except for the obligation to pay Registration Expenses pursuant to Section 2(c), the Company will have no liability to any Ten Percent Holder in connection with such termination or withdrawal.

(b)           Underwritten Registration.  If the registration referred to in Section 2(a) is proposed to be underwritten, the Company will so advise the Ten Percent Holders as a part of the written notice given pursuant to Section 2(a), and the Ten Percent Holders shall be permitted to include all Registrable Securities requested to be included in such registration in such offering on the same terms and conditions as any other securities of the Company included therein.  In such event, the right of any Ten Percent Holder to registration pursuant to this Section 2 will be conditioned upon such Ten Percent Holder’s participation in such underwriting and the inclusion of such Ten Percent Holder’s Registrable Securities in the underwriting, and each such Ten Percent Holder will (together with the Company and the other Ten Percent Holders distributing their securities through such underwriting) enter into an underwriting agreement, in customary form, with the underwriter or underwriters selected for such underwriting by the Company.  If any Ten Percent Holder disapproves of the terms of the underwriting, such Ten Percent Holder may elect to withdraw therefrom by written notice to the Company and the managing underwriter.

(c)           Piggyback Registration Expenses.  The Company will pay all Registration Expenses in connection with any Piggyback Registration, whether or not any registration or prospectus becomes effective.

(d)           Priority on Registrations.  If a Piggyback Registration relates to an underwritten offering that is not a Demand Registration pursuant to Section 1 hereof, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold without adversely affecting the marketability of such offering, the Company will include in such registration or prospectus only such number of securities that in the opinion of such underwriters can be sold without adversely affecting the marketability of the offering, which securities will be so included in the following order of priority: (i) first, the securities the Company proposes to sell, (ii) second, the

Registrable Securities requested to be included in such registration, pro rata among the Ten Percent Holders of such Registrable Securities on the basis of the number of Registrable Securities so requested to be included therein by each such Ten Percent Holder, and (iii) third, any other securities requested to be included in such registration.

3.             Registration Procedures.

(a)           Subject to Section 1(d), whenever the Required Holders have requested that any Registrable Securities be registered (or an underwritten takedown from a Shelf Registration be effected) pursuant to this Agreement, the Company will use its reasonable best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of disposition thereof.  Without limiting the generality of the foregoing, the Company will:

(i)            prepare and as soon as practicable (and in any event within ten days after the end of the thirty-day period within which requests for registration may be given to the Company pursuant hereto (for avoidance of doubt, such ten-day period shall begin to run on the thirtieth day following the applicable notice sent by the Company pursuant to Section 1(a), 1(c) or 2(a))) file with the Commission a Registration Statement with respect to such Registrable Securities on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of such Registrable Securities in accordance with the intended method of distribution thereof, make all required filings with FINRA and thereafter use its reasonable best efforts to cause such Registration Statement to become effective as promptly as practicable but in any event within the earlier of (x) 130 days of the receipt by the Company of the related Registration Request and (y) 90 days of the date such registration statement is first filed with the Commission; provided, however, that (A) before filing a Registration Statement or any amendments or supplements thereto (including any documents incorporated by reference therein, or any prospectuses or prospectus supplements), or before using any Free Writing Prospectus, the Company will furnish to Holders’ Counsel copies of all such documents proposed to be filed, which documents will be subject to review and comment of Holders’ Counsel at the Company’s expense, (B) the Company will not file such Registration Statement, amendment or supplement, prospectus or prospectus supplement, or use such Free Writing Prospectus, prior to the date that is five business days from the date that Holders’ Counsel received such document unless such counsel earlier informs the Company that it has no objections to the filing of such Registration Statement, amendment or supplement, prospectus or prospectus supplement, or the use of such Free Writing Prospectus, and (C) the Company will not file any Registration Statement, amendment or supplement to such Registration Statement, or any prospectuses or prospectus supplements, or use any Free Writing Prospectus, to which Holders’ Counsel will have reasonably objected in writing on the grounds that (and explaining why) such Registration

Statement, amendment or supplement, prospectus or prospectus supplement or Free Writing Prospectus does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder;

(ii)           prepare and file with the Commission such amendments and supplements to such Registration Statement as may be necessary to keep such Registration Statement and the prospectus used in connection therewith effective for a period of either (A) not less than 12 months (plus the period of any postponement under Section 1(d)) or, if such Registration Statement relates to an underwritten offering, such longer period as in the reasonable opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer or (B) such period as will terminate when all of the securities covered by such Registration Statement have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such Registration Statement (as between the time periods in clauses (A) or (B), whichever is the shorter for a Demand Registration under Section 1(a) or a Piggyback Registration, and whichever is the longer for a Shelf Registration, but in any event not before the expiration of any longer period required under the Securities Act), and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such Registration Statement;

(iii)          furnish to each seller of Registrable Securities such number of copies, without charge, of such Registration Statement, each amendment and supplement thereto, including each preliminary prospectus, final prospectus, Free Writing Prospectus, all exhibits and other documents filed therewith and such other documents as such seller may reasonably request, including in order to facilitate the disposition of the Registrable Securities owned by such seller; the Company hereby consents to the use of the final prospectus and each preliminary prospectus by seller or sellers of Registrable Securities, and each underwriter of an underwritten offering of Registrable Securities;

(iv)          use its reasonable best efforts to register or qualify such Registrable Securities, no later than the time the applicable Registration Statement is declared effective by the Commission, under such other securities or blue sky laws of such jurisdictions as any seller requests, use its reasonable best efforts to keep each such registration or qualification effective during the period such Registration Statement is required to be kept effective, and do any and all other acts and things that may be necessary or reasonably advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction);

(v)           use its reasonable best efforts to cause all Registrable Securities covered by such Registration Statement to be registered with or approved by such other governmental agencies, authorities or self-regulatory bodies as may be necessary or reasonably advisable in light of the business and operations of the Company to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities in accordance with the intended method or methods of disposition thereof;

(vi)          promptly notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the discovery of the happening of any event as a result of which, the Registration Statement, prospectus or Free Writing Prospectus or any document incorporated or deemed to be incorporated therein by reference contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading (in the case of the Registration Statement) or not misleading in the light of the circumstances under which they were made (in the case of a prospectus or Free Writing Prospectus), and, as promptly as practicable, prepare and furnish to such seller a reasonable number of copies of a supplement or amendment to such Registration Statement, related prospectus or Free Writing Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of such prospectus or Free Writing Prospectus, it will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

(vii)         notify each seller of any Registrable Securities covered by such Registration Statement (A) when the prospectus, any prospectus supplement, any Free Writing Prospectus or post-effective amendment has been filed and, with respect to such Registration Statement or any post-effective amendment, when the same has become effective, (B) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to such Registration Statement or to amend or to supplement such prospectus or Free Writing Prospectus or for additional information, (C) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceedings for any of such purposes; (D) the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceedings for such purpose; and (E) of the determination by counsel of the Company that a post-effective amendment to a Registration Statement is advisable, including, for purposes of clauses (B), (C) and (D) above, by furnishing each seller of any Registrable Securities covered by such Registration Statement a copy of any such request or notification;

(viii)        cause all such Registrable Securities to be listed on each securities exchange on which the same class of securities issued by the Company are then listed, if any;

(ix)          provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such Registration Statement;

(x)           enter into and perform such customary agreements, including underwriting agreements with customary provisions (including, but not limited to, customary indemnification and contribution agreements with the underwriter, provisions for the delivery of officer’s certificates, opinions of counsel, Rule 10b-5 negative assurance letters and accountants’ “comfort” letters) and take all such other actions as the Required Holders or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

(xi)          furnish or make available (and cause the Company’s officers, directors, employees and independent public accountants to furnish or make available) for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by any such seller or underwriter (collectively the “Inspectors”), such information and assistance as such Inspector may reasonably request in connection with any “due diligence” effort that such Inspector deems appropriate in connection with such Registration Statement, including, but not limited to, all financial and other records, pertinent corporate documents and documents relating to the business of the Company.  Records that the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors (and the Inspectors shall confirm their agreement in writing in advance to the Company if the Company shall so request) unless (A) the disclosure of such Records is necessary, in the Inspector’s judgment, to avoid or correct a misstatement or omission in the Registration Statement, (B) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction after compliance with the last sentence of this clause (xi) or (C) the information in such Records was known to the Inspectors on a non-confidential basis prior to its disclosure by the Company or has been made generally available to the public.

Each seller of Registrable Securities agrees that it shall, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company’s expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

(xii)         otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company’s first full calendar quarter after the effective date of the Registration Statement, which earnings statement will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(xiii)        in the event any stop order suspending the effectiveness of a Registration Statement is threatened or issued, or any order suspending or preventing the use of any related prospectus or Free Writing Prospectus or ceasing trading of any securities included in such Registration Statement for sale in any jurisdiction is threatened or issued, promptly give notice to each seller of Registrable Securities pursuant to such Registration Statement and Holders’ Counsel and use its reasonable best efforts promptly to prevent the entry of such order or to obtain the withdrawal of such order;

(xiv)        enter into and perform such agreements and take such other actions as the sellers of Registrable Securities or the underwriters reasonably request in order to expedite or facilitate the disposition of such Registrable Securities, including, without limitation, preparing for and participating in such number of “road shows” and all such other customary selling efforts as the underwriters reasonably request in order to expedite or facilitate such disposition;

(xv)         in connection with any underwritten offering, make such representations and warranties to the underwriters in form, substance, and scope as are customarily made by issuers to underwriters in similar underwritten offerings;

(xvi)        in connection with any underwritten offering, obtain one or more comfort letters, addressed to underwriters in any underwritten offering, dated the date of the closing under the underwriting agreement for such offering (and to the extent permitted by accounting rules and guidance, the sellers of Registrable Securities, dated the effective date of such Registration Statement), signed by the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters as underwriters reasonably request;

(xvii)       provide legal opinions and negative assurance letters of the Company’s outside counsel, addressed to underwriters in connection with any underwritten offering, dated the effective date of such Registration Statement, each amendment and supplement thereto (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), with respect to the Registration Statement, as amended and supplemented, and such other documents relating thereto, in each case that are customary for the applicable transaction, in customary form and covering such matters as sellers may reasonably request and are customarily covered by legal opinions and negative assurance letters of such nature;

(xviii)      with respect to each Free Writing Prospectus or other materials deemed, under Rule 159 promulgated under the Securities Act, to have been conveyed to purchase securities at the time of sale of such securities (including a contract of sale) ensure that no Registrable Securities be sold “by means of” (as defined in Rule 159A(b), promulgated under the Securities Act) such Free Writing Prospectus or other materials without the prior written consent of the Holders of the Registrable Securities covered by such Registration Statement, which Free Writing Prospectuses or other materials shall be subject to the review of Holders’ Counsel;

(xix)        within the deadlines specified by the Securities Act, make all required filings of all prospectuses and Free Writing Prospectuses with the Commission;

(xx)         within the deadlines specified by the Securities Act, make all required filing fee payments in respect of any Registration Statement or prospectus used under this Agreement (and any offering covered thereby);

(xxi)        keep Holders’ Counsel advised in writing as to the initiation and, as appropriate, of the progress of any registration under Section 1 or Section 2 and provide Holders’ Counsel with all correspondence with the Commission in connection with any such Registration Statement;

(xxii)       cooperate with each seller of Registrable Securities and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA;

(xxiii)      if such registration is pursuant to a Shelf Registration Statement, include in the body of the prospectus included in such Registration Statement such additional information for marketing purposes as any applicable managing underwriter reasonably requests;

(xxiv)     cooperate with the sellers of Registrable Securities and the underwriters of an underwritten offering of Registrable Securities, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations (consistent with the provisions of the governing documents thereof) and registered in such names as the sellers of Registrable Securities or the underwriters of an underwritten offering of Registrable Securities, if any, may reasonably request at least three business days prior to any sale of Registrable Securities; and

(xxv)      use its reasonable best efforts to take or cause to be taken all other actions, and do and cause to be done all other things, necessary or reasonably advisable in the opinion of any seller of Registrable Securities to effect the registration of such Registrable Securities contemplated hereby.

(b)           The Company may require each Ten Percent Holder of Registrable Securities as to which any registration is being effected to furnish the Company with such information regarding such Ten Percent Holder and pertinent to the disclosure requirements relating to the registration and the distribution of such securities as the Company may from time to time reasonably request in writing.

4.             Registration Expenses.

(a)           Except with respect to the Selling Expenses, all expenses incidental to the Company’s performance of or compliance with this Agreement, including, without limitation, (i) all Commission, stock exchange, FINRA and other registration and filing fees, (ii) all fees and expenses of compliance with securities or blue sky laws (including reasonable fees, charges and disbursements of counsel to any underwriter incurred in connection with blue sky qualifications of Registrable Securities as may be set forth in any underwriting agreement), (iii) all word processing, duplicating and printing expenses, messenger and delivery expenses, (iv) fees and disbursements of counsel for the Company and all independent public accountants, (v) fees paid to other Persons retained by the Company, (vi) the Company’s internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (vii) the expenses of any annual audit or quarterly review, (viii) the expenses (including premiums) of any liability or other insurance, and (ix) the expenses and fees for listing the securities to be registered on each securities exchange on which the same class of securities issued by the Company are then listed (all such expenses, “Registration Expenses”), will be borne by Company.  All Selling Expenses will be borne by the holders of the securities so registered pro rata on the basis of the number of their shares so registered.

(b)           In connection with each registration pursuant to Section 1, the Company will reimburse the Ten Percent Holders covered by such registration or qualification

(including each aborted or terminated registration) for the reasonable fees and disbursements of one United States counsel, who will be chosen by the Ten Percent Holders of a majority of the Registrable Securities covered by the applicable Registration Request (“Holders’ Counsel”).

5.             Indemnification.

(a)           The Company agrees to indemnify and hold harmless, and hereby does indemnify and hold harmless, each Ten Percent Holder participating in a registration, its affiliates, each Person that controls such Ten Percent Holder (within the meaning of the Securities Act), and their respective officers and directors, partners, members, managers, employees, agents and trustees (collectively, “Holder Indemnified Parties”), against, and shall pay and reimburse such Holder Indemnified Party for, any losses, claims, damages, liabilities and expenses, joint or several, to which such Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of material fact contained in any Registration Statement, prospectus or preliminary prospectus, or any Free Writing Prospectus, or any amendment thereof or supplement thereto, (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or Free Writing Prospectus, in light of the circumstances under which they were made), not misleading, or (iii) any violation by the Company of any rule or regulation promulgated under the Securities Act or any state securities laws applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, and the Company will pay and reimburse such Holder Indemnified Party for any reasonable legal or any other out of pocket fees and expenses actually and reasonably incurred by them in connection with investigating, defending or settling any such loss, claim, liability, action or proceeding; provided, however, that the Company will not be liable in any such case (i) to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission, made in such Registration Statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or any Free Writing Prospectus, or in any application, in each case in reliance upon, and in conformity with, written information prepared and furnished to the Company by such Ten Percent Holder expressly for use therein, or (ii) if (A) such untrue statement or alleged untrue statement, or omission or alleged omission, is corrected in an amendment or supplement to such Registration Statement or prospectus and (B) such Ten Percent Holder thereafter fails to deliver such Registration Statement or prospectus, as so amended or supplemented, after the Company has furnished such Ten Percent Holder with a copy of such amendment or supplement in a manner and within a reasonable time to permit delivery of such amendment or supplement to the Person or Persons asserting such loss, claim, damage, liability or expense.  In connection with an underwritten offering, the Company, if requested, will indemnify such underwriters, as reasonably requested by such underwriters.

(b)           In connection with any Registration Statement in which a Ten Percent Holder is participating, each such Ten Percent Holder will furnish to the Company in writing such information as the Company reasonably requests for use in connection with any such Registration Statement or prospectus and, will indemnify and hold harmless the Company, its directors and officers, each underwriter and each other Person who controls the Company (within the meaning of the Securities Act) and each such underwriter against any losses, claims, damages, liabilities, joint or several, to which the Company or any such director or officer, any such underwriter or controlling person (within the meaning of the Securities Act) may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of material fact contained in the Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, or any Free Writing Prospectus, or in any application or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, in light of the circumstances under which they were made), not misleading, but only to the extent that such untrue statement or omission is made in such Registration Statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or any Free Writing Prospectus, or in any application, in reliance upon and in conformity with written information prepared and furnished to the Company by such Ten Percent Holder expressly for use therein, and such Ten Percent Holder will reimburse the Company and each such director, officer, underwriter and controlling Person for any reasonable legal or any other expenses actually and reasonably incurred by them in connection with investigating, defending or settling any such loss, claim, liability, action or proceeding; provided, however, that the obligation to indemnify and hold harmless will be individual and several and not joint to each Ten Percent Holder and will be limited to the net amount of proceeds (after deducting Selling Expenses) received by such Ten Percent Holder from the sale of Registrable Securities pursuant to such Registration Statement.

(c)           Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party.  If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld or delayed) or for any fees or expenses of counsel of the indemnified party.  An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will be obligated to pay the fees and expenses of one (but no more than one) firm of attorneys (in addition to any local counsel) for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which case the indemnifying party shall be obligated to pay the fees and expenses of each party for whom such conflict exists.

(d)           No indemnifying party shall, without the written consent of such indemnified party, effect any settlement of any pending or threatened proceeding in respect of which such indemnified party is a party and indemnity has been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability for claims that are the subject matter of such proceeding.

(e)           The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the registration and sale of any securities by any Person entitled to any indemnification hereunder and the expiration or termination of this Agreement.

(f)            If the indemnification provided for in this Section 5 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, will contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relevant fault of the indemnifying party and the indemnified party will be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, the amount any Ten Percent Holder will be obligated to contribute pursuant to this Section 5(e) will be limited to an amount equal to the net proceeds (after deducting Selling Expenses) to such Ten Percent Holder of the Restricted Securities sold pursuant to the Registration Statement which gives rise to such obligation to contribute (less the aggregate amount of any damages and expenses (including legal or other fees incurred in connection with any investigation or proceeding) which the Ten Percent Holder has incurred or otherwise been required to pay in respect of such loss, claim, damage, liability or action or any substantially similar loss, claim, damage, liability or action arising from the sale of such Restricted Securities).

(g)           The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in Section 5(f).  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

6.             Participation in Registrations.

(a)           No Ten Percent Holder may participate in any registration hereunder that is underwritten unless such Ten Percent Holder (i) agrees to sell its Registrable Securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to the terms of any over-allotment or “green shoe” option requested by the managing underwriter(s); provided, however, that no Ten Percent Holder will be required to sell more than the number of Registrable Securities that such Ten Percent Holder has requested the Company to include in any registration), (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) cooperates with the Company’s reasonable requests in connection with such registration or qualification (it being understood that the Company’s failure to perform its obligations hereunder, which failure is caused by such Ten Percent Holder’s failure to cooperate, will not constitute a breach by the Company of this Agreement).  Notwithstanding the foregoing, no Ten Percent Holder will be required to agree to any indemnification obligations on the part of such Ten Percent Holder that are greater than its obligations pursuant to Section 5(b).

(b)           Each Ten Percent Holder that is participating in any registration hereunder agrees that, upon receipt of any notice from the Company of the happening of any event described in Section 1(d), subsection (vi) of Section 3(a) or subsection (xiii) of Section 3(a) (each, a “Suspension Event”), such Ten Percent Holder will forthwith discontinue the disposition of its Registrable Securities pursuant to the Registration Statement until the date such Ten Percent Holder receives, as applicable, (i) copies of a supplemented or amended prospectus as contemplated by subsection (vi) or (vii) of Section 3(a) or (ii) a notice stating that the applicable Suspension Event is no longer in effect (such date, the “Suspension Termination Date”).  In the event the Company gives notice of a Suspension Event, the applicable time period during which a Registration Statement is to remain effective pursuant to this Agreement will be extended by the number of days during the period from and including the date of the giving of such notice to and including the Suspension Termination Date.

7.             Rule 144 and 144A Reporting.

(a)           With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of the Restricted Securities to the public without registration, the Company agrees to:

(i)            make and keep current public information available as those terms are understood and defined in Rule 144 under the Securities Act, and

(ii)           file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange.

(b)           For purposes of facilitating sales pursuant to Rule 144A, so long as the Company is not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, each Ten Percent Holder and any prospective purchaser of such Ten Percent Holder’s securities will have the right to obtain from the Company, upon request of the Ten Percent Holder prior to the time of sale, a copy of the documents and information described in Rule 144A(d)(4) of the Securities Act.

8.             Lock-Up Agreements.

(a)           Demand Registration.  With respect to any Demand Registration, the Company shall not (except as part of such Demand Registration) effect any transfer of Common Stock, or any securities convertible into or exchangeable or exercisable for Common Stock (except Exempted Securities), during the period beginning on the date that is seven days prior to and ending 180 days after the effective date of any Registration Statement (or in the case of an underwritten takedown from a Shelf Registration, the effective date of the relevant prospectus supplement) in which the Ten Percent Holders are participating.  In connection with any underwritten offering, upon request by the underwriters, the Company shall, from time to time, enter into customary lock-up agreements (“Lock-Up Agreements”) on terms consistent with the preceding sentence.

(b)           Additional Lock-Up Agreements.  With respect to each relevant offering pursuant to a Demand Registration, each Ten Percent Holder who is not participating in such offering shall, and the Company shall use its reasonable best efforts to cause all of its executive officers and directors to, execute lock-up agreements that contain restrictions that are consistent with the restrictions contained in the Lock-Up Agreement executed by the Company; provided, however, that nothing herein will prevent any Ten Percent Holder that is a partnership, limited liability company or corporation from making a distribution of Registrable Securities to the partners, members or shareholders thereof that is otherwise in compliance with applicable securities laws, so long as such distributees agree to be so bound.

(c)           Third Party Beneficiaries in Lock-Up Agreements.  Any Lock-Up Agreements executed by the Company, its executive officers, its directors or Ten Percent Holders pursuant to this Section 8 shall contain provisions naming the selling stockholders in the relevant offering that are Ten Percent Holders as intended third-party beneficiaries thereof and requiring the prior written consent of such stockholders holding a majority of the Registrable Securities for any amendments thereto or waivers thereof.

(d)           Ten Percent Holders.  In consideration for the Company agreeing to its obligations under this Agreement, each Ten Percent Holder agrees in connection with any underwritten registration of the Company’s securities in which such Ten Percent Holder is participating upon the reasonable request of the Company and the underwriters managing any underwritten offering of the Company’s securities, not to effect (other than pursuant to such registration) any public sale or distribution of Registrable Securities, including, but not limited to, any sale pursuant to Rule 144 or Rule 144A, or make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities, any other equity securities of the Company or any securities convertible into or exchangeable or exercisable for any equity securities of the Company without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as the Company and the underwriters may reasonably request; provided, however, that nothing herein will prevent any Ten Percent Holder that is a partnership, limited liability company or corporation from making a distribution of Registrable Securities to the partners, members or shareholders thereof that is otherwise in compliance with applicable securities laws, so long as such distributees agree to be so bound; provided, further, that the obligations of each Ten Percent Holder under this Section 8(d)  shall apply only to the extent that each of the Company’s executive officers, directors and other Ten Percent Holders agree to enter into Lock-Up Agreements with restrictions that are no more favorable to such executive officers, directors or Ten Percent Holders than those contained in this Section 8(d).

9.             Term/Termination.

(a)           Term.  This Agreement will be effective as of the date hereof and will continue in effect thereafter until the earliest of (a) its termination by the consent of each of the parties hereto or their respective successors in interest, (b) the date on which no Registrable Securities remain outstanding, and (c) following the dissolution, liquidation or winding up of the Company, provided that there are no Successor Securities outstanding.

(b)           Termination.  If a Ten Percent Holder is no longer (together with its affiliates) the beneficial holder of Registrable Securities, such Ten Percent Holder’s rights and obligations under this Agreement  shall terminate automatically and such rights and obligations shall be of no further force or effect, without any further action by any of the parties hereto; provided however, that Section 5 and Section 11 of this Agreement shall survive such termination and shall remain in full force and effect and, in the case of Section 5, such survival shall be solely with respect to any Registration Statement, prospectus, preliminary prospectus, Free Writing Prospectus (or, in each case, any amendment or supplement thereto) or registration covered or contemplated by the terms of this Agreement.

10.          Defined Terms.  Capitalized terms when used in this Agreement have the following meanings:

“Angelo Gordon” has the meaning set forth in the Preamble.

“Agreement” has the meaning set forth in the Preamble.

“Bankruptcy Court” means the United States Bankruptcy Court for the Southern District of New York having jurisdiction over the Chapter 11 Cases.

“Chapter 11 Cases” means the cases commenced under title 11 of the United States Code, as amended from time to time, by the Company and all of its direct and indirect subsidiaries before the Bankruptcy Court, as referenced by lead Case No. 09-16335 (BRL).

“Commission” means the Securities and Exchange Commission or any other federal agency administering the Securities Act.

“Common Stock” means the common stock, par value $0.01 per share, of the Company, after giving effect to the Company’s chapter 11 reorganization, which the Company is authorized to issue pursuant to the Plan of Reorganization, and any securities issued in respect thereof, or in substitution therefor, in connection with any stock split, dividend or combination, or any reclassification, recapitalization, merger, consolidation, exchange or other similar reorganization.

“Company” has the meaning set forth in the Preamble.

“Demand Registration” has the meaning set forth in Section 1(b).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar federal statute and the rules and regulations thereunder, as in effect from time to time.

“Exempted Securities” has the meaning set forth in Section 2(a).

“Free Writing Prospectus” means any “free writing prospectus” as defined in Rule 405 promulgated under the Securities Act.

“Holders’ Counsel” has the meaning set forth in Section 4(b).

“Inspectors” has the meaning set forth in Section 3(a)(xi).

“Lock-Up Agreements” has the meaning set forth in Section 8(a).

“Person” means an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization or a government or department or agency thereof.

“Plan of Reorganization” means the Third Amended Joint Plan of Reorganization of FairPoint Communications, Inc. and its Subsidiaries under Chapter 11 of the Bankruptcy Code, filed on December 29, 2010 (as may be amended from time to time).

“Register,” “registered” and “registration” refers to a registration effected by preparing and filing a Registration Statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such Registration Statement, and compliance with applicable state securities laws of such states in which Ten Percent Holders notify the Company of their intention to offer Registrable Securities.

“Registrable Securities” means any shares of Common Stock beneficially held by a Ten Percent Holder or any of its affiliates owned on or after the date of this Agreement (irrespective of when acquired); provided, however, that as to any shares of Common Stock constituting Registrable Securities, such securities will cease to be Registrable Securities when (i) they have been effectively registered or qualified for sale by a prospectus filed under the Securities Act and disposed of in accordance with the Registration Statement covering them; or (ii) the Ten Percent Holder of such Registrable Securities ceases to beneficially hold (together with its affiliates) an aggregate of at least 7.5% of the then outstanding Common Stock.

“Registration Expenses” has the meaning set forth in Section 4.

“Registration Request” has the meaning set forth in Section 1(a) and includes, where appropriate, a Shelf Registration Statement request made pursuant to Section 1(c).

“Registration Statement” means a registration statement (including the prospectus and other documents filed with the Commission) pursuant to the Securities Act to effect a registration under the Securities Act.

“Required Holders” means Ten Percent Holders beneficially holding in the aggregate more than 50% of the outstanding Registrable Securities at any time of determination.

“Rule 144” means Rule 144 under the Securities Act or any successor or similar rule as may be enacted by the Commission from time to time, as in effect from time to time.

“Rule 144A” means Rule 144A under the Securities Act or any successor or similar rule as may be enacted by the Commission from time to time, as in effect from time to time.

“Securities Act” means the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations thereunder, as in effect from time to time.

“Selling Expenses” means all underwriting discounts, selling commissions and transfer taxes applicable to the sale of Registrable Securities hereunder.

“Shelf Registration” has the meaning set forth in Section 1(c).

“Shelf Registration Statement” has the meaning set forth in Section 1(c).

“Successor Securities” has the meaning set forth in Section 11(b).

“Suspension Event” has the meaning set forth in Section 6(b).

“Suspension Termination Date” has the meaning set forth in Section 6(b).

“Ten Percent Holders” has the meaning set forth in the Preamble.  For the avoidance of doubt, each Person listed on Schedule I hereto is deemed to be a Ten Percent Holder, regardless of whether such Person individually holds at least 10% of the Common Stock.

11.                                 Miscellaneous.

(a)                                  No Inconsistent Agreements.  As of the date hereof, the Company represents and warrants that is not a party to any agreement with respect to its securities that is inconsistent with or would violate the rights granted to the Ten Percent Holders under this Agreement.  The Company will not hereafter enter into any such agreement with respect to its securities that is inconsistent with or would violate the rights granted to the Ten Percent Holders in this Agreement or grant any additional registration rights to any Person or with respect to any securities which are not Registrable Securities which are prior in right to or inconsistent with the rights granted in this Agreement.

(b)                                 Representation of Angelo Gordon.  As of the date hereof, Angelo Gordon represents and warrants that Angelo Gordon is the investment manager of the Persons set forth on Schedule I hereto.

(c)                                  Recapitalizations, Exchanges, etc.  The provisions of this Agreement shall apply to the full extent set forth herein with respect to (i) the shares of Common Stock and (ii) any and all securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets, recapitalization, reorganization or otherwise) which may be issued in respect of, in conversion of, in exchange for or in substitution of, the shares of Common Stock and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof (“Successor Securities”).  The Company shall cause any successor or assign (whether by merger, consolidation, sale of assets, recapitalization, reorganization or otherwise, including the issuer(s) of any such Successor Securities) to assume this Agreement or enter into a new registration rights agreement with the Ten Percent Holders on terms substantially the same as this Agreement as a condition of any such transaction.

(d)                                 Enforcement.  Each party hereto acknowledges that money damages would not be an adequate remedy in the event that any of the covenants or agreements in this Agreement are not performed in accordance with its terms, and it is therefore agreed that in addition to and without limiting any other remedy or right it may have, the non-breaching party will have the right to an injunction, temporary restraining order or other equitable relief in any court of competent jurisdiction enjoining any such breach and enforcing specifically the terms and provisions hereof.

(e)                                  Amendment; Waivers, etc.  No modification or amendment of any provision of this Agreement shall be effective without the consent in writing of the Company and each Ten Percent Holder.  The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.  No waiver by any Ten Percent Holder shall be effective against such Ten Percent Holder unless set forth in a writing executed by such Ten Percent Holder referring to the provision alleged to have been waived.

(f)                                    Successors and Assigns.  This Agreement will be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns.  In addition, and whether or not any express assignment will have been made, the provisions of this Agreement which are for the benefit of the Ten Percent Holders of the Registrable Securities (or any portion thereof) as such will be for the benefit of and enforceable by any subsequent holder of any Registrable Securities (or of such portion thereof), subject to the provisions respecting the minimum numbers or percentages of shares of Registrable Securities (or of such portion thereof) required in order to be entitled to certain rights, or take certain actions, contained herein, and the other terms and conditions set forth herein.

(g)                                 Severability.  Any term or provision of this Agreement which is invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without rendering invalid, illegal or unenforceable the remaining terms and provisions of this Agreement or affecting the validity, illegality or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.  If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated herein are consummated as originally contemplated to the fullest extent possible.

(h)                                 Headings.  The headings contained in this Agreement are for purposes of convenience only and shall not affect the meaning or interpretation of this Agreement.

(i)                                     Governing Law.  This Agreement will be governed by and construed in accordance with the laws of the State of New York (regardless of the laws that might otherwise govern under applicable principles or rules of conflicts of law to the extent such principles or rules are not mandatorily applicable by statute and would require the application of the laws of another jurisdiction).

(j)                                     Certain Disputes.

(i)                                     Notwithstanding anything to the contrary in this Agreement, any suit, action or other proceeding with respect to the interpretation or enforcement of the provisions of Section 5 shall be brought in the Supreme Court of the State of New York, New York County, or the United States District Court for the Southern District of New York.  Each party hereby irrevocably submits to the exclusive jurisdiction of the Supreme Court of the State of New York, New York County, and the United States District Court for the Southern District of New York for the purposes of any such suit, action or other proceeding, agrees not to commence any such suit, action or other proceeding other than in such courts and irrevocably and unconditionally waives any objection to the laying of venue of any such suit, action or other proceeding in the Supreme Court of the State of New York, New York County, and the United States District Court for the Southern District of New York, or that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum.  Each party further agrees that service of any process, summons, notice or document by U.S. registered mail to such party’s respective address set forth or referred to in Section 11(j) shall be effective service of process for any such suit, action or other proceeding.

(ii)                                  Each party hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or other proceeding with respect to the interpretation or enforcement of the provisions of Section 5.  Each party hereby (A) certifies and acknowledges that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver, and (B) acknowledges that it understands and has considered the implications of this waiver and makes this waiver voluntarily, and that it and the other parties have been induced to enter into the Agreement by, among other things, the mutual waivers and certifications in this Section 11(i).

(k)                                  Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number provided for below prior to 5:00 p.m. (New York City time) on a trading day, (ii) the trading day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number provided for below later than 5:00 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the trading day following the date of mailing, if sent by nationally recognized overnight courier service or (iv) upon actual receipt by the party to whom such notice is required to be given.  The address and facsimile number for such notices and communications shall be as forth on the signature pages attached hereto for each of the Ten Percent Holders.  If to the Company, such notices and communications shall be delivered to the following:

FairPoint Communications, Inc.

521 East Morehead Street, Suite 500

Charlotte, North Carolina 28202

Attention: General Counsel

Facsimile: (704) 344-1594

(l)                                     Counterparts; Facsimile Signatures.  This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.  This Agreement may be executed by facsimile signature(s) or via electronic transmission in PDF format.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement by their authorized representatives as of the date first above written.

FAIRPOINT COMMUNICATIONS, INC.

By:	/s/ Shirley J. Linn
	Name:	Shirley J. Linn
	Title:	Executive Vice President, Secretary and General Counsel

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement by their authorized representatives as of the date first above written.

TEN PERCENT HOLDER:

ANGELO, GORDON & CO., L.P.

By:	/s/ Thomas M. Fuller
Name: Thomas M. Fuller
Title: Authorized Signatory

Address for Notices:
Angelo Gordon & Co.
245 Park Avenue
16th Floor
New York, New York 10167
Facsimile Number: (212) 867-6395

[Signature Page to Registration Rights Agreement]

Schedule I

Ten Percent Holders

Shares

AG CNG Fund L.P.	81,086

AG MM, L.P.	48,464

AGCR V Master Account LP	160,760

AG Capital Recovery Partners VI, LP	1,441,250

AG Capital Recovery Partners VII, LP	493,693

AG Eleven Partners, L.P.	129,434

AG Garden Partners, LP	88,201

AG Super Fund International Partners, L.P.	390,089

Nutmeg Partners, L.P.	89,090

PHS Patriot Fund, L.P.	17,251

AG Princess, LP	37,061

AG Super Fund, L.P.	1,088,399

Total Angelo, Gordon & Co.	4,064,778